                                                                   EXHIBIT 10.50

                                    AMENDMENT NO. 6 AND AGREEMENT, dated as of
                           May 8, 2002 (this "Amendment"), to the Credit Agreement dated as of October 27, 1997, as amended by Amendment No. 1, Waiver and Agreement, dated as of September 30, 1998, by Amendment No. 2, Waiver and Agreement, dated as of January 11, 1999, Amendment No. 3 and Agreement, dated as of October 26, 1999, Amendment No. 4 and Agreement, dated as of July 27, 2000, and Amendment No. 5 and Agreement, dated as of August 15, 2000 (the "Credit Agreement"), among American Axle & Manufacturing Holdings, Inc. ("AAMH"), as successor in interest to American Axle & Manufacturing of Michigan, Inc., American Axle & Manufacturing, Inc., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders"), JPMorgan Chase Bank, a New York banking corporation, as successor in interest to The Chase Manhattan Bank, as administrative agent (the "Administrative Agent") and, as successor in interest to Chase Manhattan Bank Delaware, as fronting bank (the "Fronting Bank").


                  A. Pursuant to the Credit Agreement, the Lenders and the Fronting Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrower has requested that the Required Lenders agree to amend the Credit Agreement as set forth herein.

                  C. The Required Lenders are willing to so amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                                                                              2
                  In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                  SECTION 1. Amendment. Section 1.01 of the Credit Agreement is hereby amended as follows: (i) by amending and restating the definition of the term "Change in Control" as follows:

                  "Change in Control" shall mean the occurrence of any of the following events: (a) AAMH should fail to own directly, beneficially and of record, free and clear of any and all Liens (other than Liens in favor of the Collateral Agent pursuant to the Pledge Agreement), 100% of the issued and outstanding Capital Stock of the Borrower (other than options on the common stock of the Borrower issued to Dauch prior to the date hereof (the "Dauch Options") and common stock of the Borrower issued to Dauch pursuant to the exercise of such options, representing on a combined basis not more than 16.8% of the common stock of the Borrower on a fully diluted basis); (b)(i) the Borrower becomes aware (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) of the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than Blackstone Capital Partners II Merchant Banking Fund L.P., its Affiliates and members of management of AAMH and the Borrower on March 5, 1999 (collectively, the "Permitted Holders"), in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), of 35% or more of the total voting power of the Voting Stock of AAMH and (ii) the Permitted Holders beneficially own (as defined above), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of AAMH, as applicable, than such other Person or group and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of

         Directors; (c) during any one year period, individuals who at the beginning of such period constituted the board of directors of AAMH (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of AAMH, was approved by a vote of a majority of the directors of AAMH then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of AAMH then in office; or (d) a change in control with respect to AAMH or the Borrower (or similar event, however denominated) shall occur under any indenture or agreement in respect of Indebtedness or Lease Financings in an aggregate outstanding principal amount or with a Remaining Present Value in excess of $25,000,000 to which AAMH, the Borrower or any Subsidiary is party and all the holders of such Indebtedness or lessors in respect of such Lease Financings have exercised any right arising as a result of such change in control to require AAMH, the Borrower or any Subsidiary to redeem or repurchase such Indebtedness or to purchase the equipment subject to such Lease Financing.

                  (ii) by adding the following definition in the appropriate alphabetical order:

                  "Voting Stock" shall mean, with respect to any person as of any date, the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

                  SECTION 2. Representations and Warranties. The Borrower and AAMH each represents and warrants to the Administrative Agent and the Lenders that:

                  (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                  SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the "Effective Date") when
 (a) the representations and warranties set forth in Section 2 of this Amendment shall be true and correct, (b) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of AAMH, the Borrower and the Required Lenders and (c) all fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto shall have been repaid or reimbursed, as applicable.

                  SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under, the Credit Agreement, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle AAMH or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                   SECTION 5. Credit Agreement. Except as specifically amended or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This

Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

                  SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, and for any other outstanding out-of-pocket expenses of the Administrative Agent in connection with the Loan Documents and all transactions, consummated or otherwise, in connection therewith.

                  SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                   AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,

                     by /s/Robin J. Adams
                       ------------------------------------
                       Name:  Robin J. Adams
                       Title: Executive Vice President - Finance and CFO


                   AMERICAN AXLE & MANUFACTURING, INC.,

                     by /s/Robert A. Krause
                       ------------------------------------
                       Name:  Robert A. Krause
                       Title: Vice President and Treasurer


                   JPMORGAN CHASE BANK,

                     by /s/Richard W. Duker
                       ------------------------------------
                       Name:  Richard W. Duker
                       Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Aeries Finance-II Ltd.



To approve Amendment No. 6 and Agreement:

                                            by INVESCO Senior Secured
                                               Management, Inc., as
                                               Sub-Managing Agent,


                                            by /s/Joseph Rotondo
                                               ---------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Apex (IDM) CDO I, Ltd.



To approve Amendment No. 6 and Agreement:

                                            by Institution Debt Management,
                                               as Collateral Manager,

                                            by /s/Glenn Duffy
                                              ------------------
                                              Name:  Glenn Duffy
                                              Title: Director

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002


Name of Institution:                        Avalon Capital Ltd.



To approve Amendment No. 6 and Agreement:

                                            by INVESCO Senior Secured
                                               Management, Inc., as
                                               Portfolio Advisor,


                                           by  /s/Joseph Rotondo
                                               ---------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Avalon Capital Ltd. 2



To approve Amendment No. 6 and Agreement:

                                            by INVESCO Senior Secured
                                               Management, Inc., as
                                               Portfolio Advisor,


                                            by /s/Joseph Rotondo
                                               ---------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002




Name of Institution:                        Bank of America, NA



To approve Amendment No. 6 and Agreement:

                                          by  /s/Matthew J. Reilly
                                              -------------------------
                                              Name:  Matthew J. Reilly
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Bank of Scotland



To approve Amendment No. 6 and Agreement:

                                         by   /s/Joseph Fratus
                                              ---------------------
                                              Name:  Joseph Fratus
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Bank One, Michigan



To approve Amendment No. 6 and Agreement:

                                           by /s/William J. Maxbauer
                                              --------------------------
                                              Name:  William J. Maxbauer
                                              Title: Director

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002




Name of Institution:                        BNP Paribas



To approve Amendment No. 6 and Agreement:

                                         by   /s/Frederick H. Moryl, Jr.
                                              ------------------------------
                                              Name:  Frederick H. Moryl, Jr.
                                              Title: Managing Director

                                         by   /s/Christine T. Howatt
                                              -----------------------------
                                              Name:  Christine T. Howatt
                                              Title: Director

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Chancellor/Triton CBO, Limited



To approve Amendment No. 6 and Agreement:

                                            by INVESCO Senior Secured
                                               Management, Inc., as
                                               Collateral Manager,


                                            by /s/Joseph Rotondo
                                               ---------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002




Name of Institution:                        Charter View Portfolio



To approve Amendment No. 6 and Agreement:

                                            by INVESCO Senior Secured
                                               Management, Inc., as
                                               Investment Advisor,


                                            by /s/Joseph Rotondo
                                               ---------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002


Name of Institution:                        Comerica Bank



To approve Amendment No. 6 and Agreement:

                                          by  /s/Michael T. Shea
                                              -----------------------
                                              Name:  Michael T. Shea
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002




Name of Institution:                        Credit Agricole Indosuez



To approve Amendment No. 6 and Agreement:

                                          by  /s/Paul A. Dytrych
                                              ----------------------------------
                                              Name:  Paul A. Dytrych
                                              Title: Vice President,
                                                     Senior Relationship Manager
                                          by  /s/Thomas P. Gillis
                                              ----------------------------------
                                              Name:  Thomas P. Gillis
                                              Title: Vice President, Manager

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Credit Suisse First Boston



To approve Amendment No. 6 and Agreement:

                                            by /s/Kristin Lepri
                                              --------------------
                                              Name:  Kristin Lepri
                                              Title: Associate

                                           by /s/Jay Chall
                                              --------------------
                                              Name:  Jay Chall
                                              Title: Director

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Crescent/Mach I Partners, L.P.



To approve Amendment No. 6 and Agreement:
                                            by TCW Asset Management Company, as
                                               its Investment Advisor,

                                            by /s/Richard F. Kurth
                                              -----------------------
                                              Name:  Richard F. Kurth
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Diversified Credit Portfolio Ltd.



To approve Amendment No. 6 and Agreement:

                                            by INVESCO Senior Secured
                                               Management, Inc., as
                                               Investment Adviser,


                                           by  /s/Joseph Rotondo
                                               ---------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002




Name of Institution:                        Eaton Vance CDO III, Ltd.



To approve Amendment No. 6 and Agreement:

                                            by Eaton Vance Management, as
                                               Investment Advisor,

                                            by /s/Payson F. Swaffield
                                              --------------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Eaton Vance Institutional Senior
                                            Loan Fund



To approve Amendment No. 6 and Agreement:

                                            by Eaton Vance Management, as
                                               Investment Advisor,

                                            by /s/Payson F. Swaffield
                                              --------------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002

Name of Institution:                       Eaton Vance Senior Income Trust


To approve Amendment No. 6 and Agreement:

                                           by Eaton Vance Management as
                                              Investment Advisor,

                                           by /s/ Payson F. Swaffield
                                             -------------------------
                                             Name:  Payson F. Swaffield
                                             Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        ELC (Cayman) Ltd.



To approve Amendment No. 6 and Agreement:

                                            by Institutional Debt Management,
                                               as Collateral Manager,

                                            by /s/Glenn Duffy
                                              ------------------
                                              Name:  Glenn Duffy
                                              Title: Director

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        ELC (Cayman) Ltd. CDO Series 1999-I



To approve Amendment No. 6 and Agreement:

                                            by Institutional Debt Management,
                                               as Collateral Manager,

                                            by /s/Glenn Duffy
                                              ------------------
                                              Name:  Glenn Duffy
                                              Title: Director

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        ELC (Cayman) Ltd. 2000-I



To approve Amendment No. 6 and Agreement:

                                            by Institutional Debt Management,
                                               as Collateral Manager,

                                            by /s/Glenn Duffy
                                              ------------------
                                              Name:  Glenn Duffy
                                              Title: Director

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Firstrust Bank



To approve Amendment No. 6 and Agreement:


                                            by /s/Bryan T. Denney
                                              ----------------------
                                              Name:  Bryan T. Denney
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Goldman Sachs & Co.



To approve Amendment No. 6 and Agreement:

                                            by /s/Tracy McCaffrey
                                              ---------------------------
                                              Name:  Tracy McCaffrey
                                              Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                       Grayson & Co.



To approve Amendment No. 6 and Agreement:

                                            by Boston Management and Research,
                                               as Investment Advisor,

                                            by /s/Payson F. Swaffield
                                              -----------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Hamilton CDO, Ltd



To approve Amendment No. 6 and Agreement:

                                            by Stanfield Capital Partners LLC,
                                               as its Collateral Manager,

                                            by /s/Christopher A. Bondy
                                              ---------------------------
                                              Name:  Christopher A. Bondy
                                              Title: Partner

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                       Harbour Town Funding LLC



To approve Amendment No. 6 and Agreement:

                                            by /s/Ann E. Morris
                                              -------------------------------
                                              Name:  Ann E. Morris
                                              Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002




Name of Institution:                        HSBC Bank USA



To approve Amendment No. 6 and Agreement:

                                           by /s/Thomas J. Crowley
                                              ------------------------
                                              Name:  Thomas J. Crowley
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        INVESCO European CDO I S.A.



To approve Amendment No. 6 and Agreement:

                                            by INVESCO Senior Secured
                                               Management, Inc., as
                                               Collateral Manager,


                                            by /s/Joseph Rotondo
                                               ---------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        Jupiter Funding Trust



To approve Amendment No. 6 and Agreement:

                                           by  /s/Ann E. Morris
                                              -----------------------
                                              Name:  Ann E. Morris
                                              Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        KeyBank National Association



To approve Amendment No. 6 and Agreement:

                                            by /s/J. T. Taylor
                                              ---------------------
                                              Name:  J. T. Taylor
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        KZH CNC LLC



To approve Amendment No. 6 and Agreement:

                                            by /s/Anthony Iarrobino
                                              ------------------------
                                              Name:  Anthony Iarrobino
                                              Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        KZH Crescent LLC



To approve Amendment No. 6 and Agreement:

                                             by   /s/Anthony Iarrobino
                                                  -----------------------
                                                  Name:  Anthony Iarrobino
                                                  Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002






Name of Institution:                        KZH Crescent-2 LLC



To approve Amendment No. 6 and Agreement:

                                            by /s/Anthony Iarrobino
                                              ------------------------
                                              Name:  Anthony Iarrobino
                                              Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        KZH Crescent-3 LLC



To approve Amendment No. 6 and Agreement:

                                            by /s/Anthony Iarrobino
                                              ------------------------
                                              Name:  Anthony Iarrobino
                                              Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        KZH CypressTree-1 LLC



To approve Amendment No. 6 and Agreement:

                                            by /s/Anthony Iarrobino
                                              ------------------------
                                              Name:  Anthony Iarrobino
                                              Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        KZH ING-3 LLC



To approve Amendment No. 6 and Agreement:

                                           by  /s/Anthony Iarrobino
                                              ------------------------
                                              Name:  Anthony Iarrobino
                                              Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002






Name of Institution:                        KZH Sterling LLC



To approve Amendment No. 6 and Agreement:

                                           by  /s/Anthony Iarrobino
                                              ------------------------
                                              Name:  Anthony Iarrobino
                                              Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002






Name of Institution:                        Maplewood (Cayman) Ltd.



To approve Amendment No. 6 and Agreement:

                                            by Massachusetts Mutual Life
                                               Insurance Co., as Investment
                                               Manager,

                                            by /s/Steven J. Katz
                                               --------------------------------
                                               Name:  Steven J. Katz
                                               Title: Second Vice President and
                                                      Associate General Counsel

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                Massachusetts Mutual Life Insurance Company



To approve Amendment No. 6 and Agreement:

                                            by /s/Steven J. Katz
                                              -------------------------------
                                               Name:  Steven J. Katz
                                               Title: Second Vice President and
                                                      Associate General Counsel

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        Mellon Bank



To approve Amendment No. 6 and Agreement:

                                            by /s/Robert J. Reichenbach
                                              ----------------------------
                                              Name:  Robert J. Reichenbach
                                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        Mizuho Corporate Bank, Ltd.



To approve Amendment No. 6 and Agreement:

                                            by /s/Walter Wolff
                                              ----------------------------
                                              Name:  Walter Wolff
                                              Title: Joint General Manager

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        National City Bank



To approve Amendment No. 6 and Agreement:
                                          by   /s/John R. DeFrancesco
                                              ----------------------------
                                              Name:  John R. DeFrancesco
                                              Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:        Oasis Collateralized High Income
                            Portfolio-1 Ltd.



To approve Amendment No. 6 and Agreement:

                                            by INVESCO Senior Secured
                                               Management, Inc., as
                                               Subdviser,


                                            by /s/Joseph Rotondo
                                               ---------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                    Prometheus Investment Funding No. 2 Ltd.



To approve Amendment No. 6 and Agreement:

                                            by CPF Asset Advisors LLC, as
                                               Investment Manager,

                                            by /s/Irv Roa
                                              --------------------------
                                              Name:  Irv Roa
                                              Title: Associate Director

                                            by /s/Elizabeth H. Tallmadge
                                              ----------------------------
                                              Name:  Elizabeth H. Tallmadge
                                              Title: Managing Director,
                                                     Chief Investment Officer

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002






Name of Institution:                        Race Point CLO, Limited



To approve Amendment No. 6 and Agreement:

                                            by Sankaty Advisors, LLC, as
                                               Collateral Manager,

                                            by /s/Diane J. Exter
                                              ---------------------------------
                                               Name:  Diane J. Exter
                                               Title: Managing Director,
                                                      Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                       Sankaty High Yield Partners III, L.P.



To approve Amendment No. 6 and Agreement:

                                             by  /s/Diane J. Exter
                                                 ------------------------
                                                 Name:  Diane J. Exter
                                                 Title: Managing Director,
                                                        Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Senior Debt Portfolio



To approve Amendment No. 6 and Agreement:

                                            by Boston Management and Research,
                                               as Investment Advisor,

                                            by /s/Payson F. Swaffield
                                              --------------------------
                                              Name:  Payson F. Swaffield
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        Sequils I, Ltd.



To approve Amendment No. 6 and Agreement:

                                            by TCW Advisors, Inc, as its
                                               Collateral Manager,

                                            by /s/Mark L. Gold
                                              ------------------------
                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                            by /s/Richard F. Kurth
                                              -----------------------
                                              Name:  Richard F. Kurth
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        Sequils IV, Ltd.



To approve Amendment No. 6 and Agreement:

                                            by TCW Advisors, Inc, as its
                                               Collateral Manager,

                                            by /s/Mark L. Gold
                                              ------------------------
                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                            by /s/Richard F. Kurth
                                              -----------------------
                                              Name:  Richard F. Kurth
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        Sequils-Liberty, Ltd.



To approve Amendment No. 6 and Agreement:

                                            by INVESCO Senior Secured
                                               Management, Inc., as
                                               Collateral Manager,


                                            by  /s/Joseph Rotondo
                                               ---------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        Standard Federal Bank, N.A.



To approve Amendment No. 6 and Agreement:

                                           by  /s/Jason W. Bierlein
                                              -------------------------------
                                              Name:  Jason W. Bierlein
                                              Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        Stanfield Arbitrage CDO, Ltd.



To approve Amendment No. 6 and Agreement:

                                            by Stanfield Capital Partners LLC,
                                               as its Collateral Manager,

                                            by /s/Christopher A. Bondy
                                              ---------------------------
                                              Name:  Christopher A. Bondy
                                              Title: Partner

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002







Name of Institution:                        Stanfield Quattro CLO, Ltd.



To approve Amendment No. 6 and Agreement:

                                            by Stanfield Capital Partners LLC,
                                               as its Collateral Manager,

                                            by /s/Christopher A. Bondy
                                              ---------------------------
                                              Name:  Christopher A. Bondy
                                              Title: Partner

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002






Name of Institution:               SunAmerica Senior Floating Rate Fund Inc.
                                   (a/k/a North American Senior Floating
                                    Rate Fund Inc.)



To approve Amendment No. 6 and Agreement:

                                            by Stanfield Capital Partners LLC,
                                               as its Collateral Manager,

                                            by /s/Christopher A. Bondy
                                              ---------------------------
                                              Name:  Christopher A. Bondy
                                              Title: Partner

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        Suntrust Bank



To approve Amendment No. 6 and Agreement:

                                           by  /s/William C. Humphries
                                              ---------------------------
                                              Name:  William C. Humphries
                                              Title: Director

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002






Name of Institution:                        TCW Select Loan Fund, Limited



To approve Amendment No. 6 and Agreement:

                                            by TCW Advisors, Inc, as its
                                               Collateral Manager,

                                            by /s/Mark L. Gold
                                              ---------------------------
                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                            by /s/Richard F. Kurth
                                              --------------------------
                                              Name:  Richard F. Kurth
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002






Name of Institution:                        The Bank of New York



To approve Amendment No. 6 and Agreement:

                                          by   /s/Joshua Feldman
                                              ---------------------
                                              Name:  Joshua Feldman
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        The Bank of Nova Scotia



To approve Amendment No. 6 and Agreement:

                                            by  /s/M. D. Smith
                                              -----------------------
                                              Name:  M. D. Smith
                                              Title: Agent Operations

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002





Name of Institution:                        Toronto Dominion (New York), Inc.



To approve Amendment No. 6 and Agreement:

                                            by /s/Susan K. Strong
                                              ----------------------
                                              Name:  Susan K. Strong
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Triton CBO III, Limited



To approve Amendment No. 6 and Agreement:

                                            by INVESCO Senior Secured
                                               Management, Inc., as
                                               Investment Advisor,


                                             by /s/Joseph Rotondo
                                               ---------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Triton CDO IV, Limited



To approve Amendment No. 6 and Agreement:

                                            by INVESCO Senior Secured
                                               Management, Inc., as
                                               Investment Advisor,


                                            by  /s/Joseph Rotondo
                                               ---------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Tryon CLO Ltd. 2000-I



To approve Amendment No. 6 and Agreement:

                                            by Institutional Debt Management,
                                               as Collateral Manager,


                                            by  /s/Glenn Duffy
                                               ------------------------
                                               Name:  Glenn Duffy
                                               Title: Director

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                     United of Omaha Life Insurance Company



To approve Amendment No. 6 and Agreement:

                                            by TCW Advisors, Inc, as its
                                               Collateral Manager,

                                            by /s/Mark L. Gold
                                              ----------------------
                                              Name:  Mark L. Gold
                                              Title: Managing Director

                                             by /s/Richard F. Kurth
                                               ------------------------
                                               Name:  Richard F. Kurth
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Van Kampen CLO I, Limited



To approve Amendment No. 6 and Agreement:

                                            by Van Kampen Investment Advisory
                                               Corp., as Collateral Manager,

                                            by  /s/William Lenga
                                               -----------------------
                                               Name:  William Lenga
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Van Kampen CLO II, Limited



To approve Amendment No. 6 and Agreement:

                                            by Van Kampen Investment Advisory
                                               Corp., as Collateral Manager,

                                            by /s/William Lenga
                                              ----------------------
                                              Name:  William Lenga
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Van Kampen Prime Rate Income Trust



To approve Amendment No. 6 and Agreement:

                                            by Van Kampen Investment Advisory
                                               Corp., as Collateral Manager,

                                            by /s/Christina Jamieson
                                              -------------------------
                                              Name:  Christina Jamieson
                                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Wachovia Bank, N.A.



To approve Amendment No. 6 and Agreement:

                                            by /s/Andrew Payne
                                              -------------------
                                              Name:  Andrew Payne
                                              Title: Director

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Windsor Loan Funding, Limited



To approve Amendment No. 6 and Agreement:

                                            by Stanfield Capital Partners LLC,
                                               as its Collateral Manager,

                                            by /s/Christopher A. Bondy
                                              ---------------------------
                                              Name:  Christopher A. Bondy
                                              Title: Partner

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 6
                                                                   AND AGREEMENT
                                                               dated May 8, 2002



Name of Institution:                        Winged Foot Funding Trust



To approve Amendment No. 6 and Agreement:

                                            by /s/Ann E. Morris
                                              ---------------------
                                              Name:  Ann E. Morris
                                              Title: Authorized Agent